UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Noble Corporation plc

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

REGISTRATION FORM

Noble Corporation plc’s Annual General Meeting May 21, 2024 at 10:00 AM CT / 5:00 PM (CEST)

at NobleAdvances Training & Collaboration, 12550 Reed Rd. Suite 200, Sugar Land, TX 77478, USA

For holders of shares of Noble Corporation plc listed on Nasdaq Copenhagen A/S ONLY

I, the Undersigned:

Name of shareholder:

Address:

Postal code and city:

Country:

Custody account no. or VP reference no.:

Registration:

Please tick below or register your participation directly at www.euronext.com/agm

☐	I wish to participate in the annual general meeting

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				Signature

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				Signature (Joint Owners)

This registration form must be received by Euronext Securities, Nicolai Eigtveds Gade 8, DK-1402 Copenhagen K, no later than May 19, 2024 11.59 PM ET ( May 20, 2024 5:59 AM CEST) either by e-mail: cph-investor@euronext.com or by returning this form by post. Registration can also take place electronically on the website of Euronext Securities at www.euronext.com/cph-agm.